UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

Commission file number 000-55796

Rito Group Corp.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

47-3588502	5960
(IRS Employer Identification Number)	(Primary Standard Industrial Classification Code Number)

Room 6C, 4/F, Block C, Hong Kong Industrial Centre,

489 Castle Peak Road,

Lai Chi Kok, Hong Kong

(852) 2385 8598

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On July 9, 2018, Rito Group Corp. (the “Company”) completed the issuance and sale of an aggregate of 10,000 shares at a price of $1.50 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to Chu Ka Yan Ada (the “investor A”), pursuant to the Subscription Agreements dated as of July 9, 2018 between the Company and the investor. The net proceeds to the Company amounted to $15,000. The $15,000 in proceeds went directly to the Company as working capital.

On July 12, 2018, Rito Group Corp. (the “Company”) completed the issuance and sale of an aggregate of 20,000 shares at a price of $1.50 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to Leung Mee Yee Minnie (the “investor B”), pursuant to the Subscription Agreements dated as of July 12, 2018 between the Company and the investor. The net proceeds to the Company amounted to $30,000. The $30,000 in proceeds went directly to the Company as working capital.

On July 17, 2018, Rito Group Corp. (the “Company”) completed the issuance and sale of an aggregate of 100,000 shares at a price of $2.00 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to Yan Wai Ko Cedric (the “investor C”), pursuant to the Subscription Agreements dated as of July 17, 2018 between the Company and the investor. The net proceeds to the Company amounted to $200,000. The $200,000 in proceeds went directly to the Company as working capital.

The shares sold in the private placement were issued in reliance on an exemption from registration under Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (“Regulation S”). The bases for the availability of this exemption include the facts that the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 9.01	Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement dated as of July 9, 2018

10.2	Form of Subscription Agreement dated as of July 12, 2018

10.3	Form of Subscription Agreement dated as of July 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RITO GROUP CORP.
(Name of Registrant)

Date: July 18, 2018	By:	/s/ Choi Tak Yin Addy
	Title:	Chief Executive Officer, President and Director (Principal Executive Officer)

Date: July 18, 2018	By:	/s/ Choy Wing Fai
	Title:	Chief Financial Officer, Chief Accounting Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Date: July 18, 2018	By:	/s/ Kao Pun Yiu Philip
	Title:	Chief Technical Officer, Director

Date: July 18, 2018	By:	/s/ Or Ka Ming
	Title:	Chief Operating Officer, Secretary, Director